                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

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                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         GLOBAL MOTORSPORT GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     was paid previously. Identify the previous filing by registration statement
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Notes:

                     [LOGO OF GMG MOTORSPORT GROUP, INC.]

                          GMG MOTORSPORT GROUP, INC.

                             INVESTOR PRESENTATION

                                  April 1998


     Global Motorsports Group, Inc. cautions that any statements in this presentation as to future business results are forward looking statements and by their nature are necessarily subject to uncertainties concerning events beyond the Company's control, and no assurances can be given that such results will be achieved.

                                MANAGEMENT TEAM

Joseph Keenan
Chairman

 . Director since July 1993, Chairman since September 1998
 . Former President of Data East, U.S.A., Pizza Time Theatre, Inc. and Atari,
  Inc.

Joseph Piazza
President & CEO

 . Director since April, 1996, President & CEO since September 1997
 . Former EVP of Lacy Diversified Industries and President of Rocky Cycle Co., a motorcycle parts and accessories distribution company

Jim Kelly
EVP, Finance & CFO

 . EVP, Finance since November, 1995, CFO since March 1992 and Director since
  July 1993
 . Former VP, Finance and CFO of Canadian Marconi Company

                    [Logo of Global Motorsport Group, Inc.]

                                 RECENT EVENTS

SEPTEMBER 1997

 . Acquired Chrome Specialties for $38.5 million cash
 . Changed name to Global Motorsport Group, Inc.

NOVEMBER 1997

 . Elected Joe Piazza President and CEO
 . Elected Joe Keenan Chairman

DECEMBER 1997

 . Pre-tax charge of $3.1 MM relating to Panzica employment agreement -- Total fiscal 1998 "one-time" charges of $4.0 - $5.0 million or $0.45 - $0.55/share.

MARCH 1998

 . Q3 & Q4 results disappointing (customs issue, UPS strike, acquisition integration)
 . Letter from Alex Grass/Golden Cycle to acquire Company
 . Q1 sales and earnings on track with "plan"

                    [Logo of Global Motorsport Group, Inc.]

                                   INDUSTRY

[Harley Davidson Motorcycle Production Capacity bar graph reflecting 13-year compound growth rate of 11.9% from '86 to '99E; Source: Harley Davidson (Oct
1997)]

[1997 North American 651 + CC Market Share pie chart reflecting the following market shares: Harley-Davidson 48%, Honda 19%, Kawasaki 10%, Suzuki 13%, Yamaha 6%, BMW 2%, Other 2%; Source: Cleary Gull estimates]

 . HDI production goals increasing
  . 1999E production 160,000 units --
    Up from 105,000 units in 1995
  . 200,000 production goal by 2003

 . Over 1.3 million HDI motorcycles on road
  . HDI gained market share in 1997
  . Lower rate of model change than competition
  . Over 30 year average life

 . Significant customization by owners

 . Demographics continue to favor motorcycles
  . Lifestyle statement targeted at 40+ year old
    males with household annual income $68,000+
  . Significant international opportunities

                    [Logo of Global Motorsport Group, Inc.]

                               GROWTH STRATEGIES

FOCUS ON THE BASICS

 . Grow core business 10%-15%

 . Expand into new markets including Japanese cruiser market

 . Offshore manufacturing should stabilize and improve gross margins

 . Reduce inventory from 1.7 turns to 2.0-2.5 turns --
  $20+ million of free cash flow

 . Reduce fixed asset base through sale of real estate

 . Target logical 2-4 acquisition candidates

                    [Logo of Global Motorsport Group, Inc.]

                         SUMMARY OF FINANCIAL RESULTS


$ Thousands                            Actual Fiscal Year Ended January 31. /1/                    Estimated   1994-1999
                           --------------------------------------------------------------------     Fiscal    Cmp. Growth
Income Statement Summary       1994       1995        1996       1997        1998      PF1998/2/    1999/3/      Rate

Net Sales                    $67,252    $74,904     $93,906    $108,557    $122,725   $145,894    $159,346     18.8%
Sales Growth                     0.0%      11.4%       25.4%       15.6%       13.1%        NA        29.8%

Gross Profit                  28,669     31,571      39,127      43,723      45,009     53,072      60,196
Gross Margin                    42.6%      42.1%       41.7%       40.3%       36.7%      36.4%       37.8%

EBITDA                        11,520     12,902      15,565      16,857      10,448     18,392      23,854     15.7%
EBITDA Margin                   17.1%      17.2%       16.6%       15.5%        8.5%      12.6%       15.0%

Net Income                     5,508      6,416       7,921       7,872       2,283      4,606       8,646
Net Income Margin                8.2%       8.6%        8.4%        7.3%        1.9%       3.2%        5.4%

Earnings Per Share             $1.10      $1.27       $1.52       $1.48       $0.44      $0.88       $1.60      7.8%
Shares Outstanding             5,019      5,053       5,209       5,327       5,234      5,234       5,400

Other Data
----------
Interest Expense                 827        701       1,637       1,915       2,964      4,907       4,907

Depreciation & Amortization   $1,513     $1,561      $1,612      $1,896      $3,087     $4,536      $4,536
Capital Expenditures          $1,544     $3,331      $4,659      $3,601      $4,100     $4,200      $3,726
Free Cash Flow/(4)/           $5,477     $4,646      $4,874      $6,167      $1,170     $4,932      $9,457     11.5%

Notes
-----
/1)/  Represents reported CSTM performance 1994-1998.
/2)/ Includes full year Chrome Specialties performance and excludes Panzica compensation charge and other one-time expenses.
/3)/  As estimated by CSTM.
/4)/  EBITDA less capital expenditures less interest expense less taxes.

                    [Logo of Global Motorsport Group, Inc.]

              Fiscal 1998 vs 1999 Estimated Quarterly Performance


($ Thousands)                                            Fiscal Year Ended January 31, 1998
                                       ----------------------------------------------------------------------------------------
Income Statement Summary                  Q1                Q2                Q3               Q4             Total
------------------------                ------            ------            ------           ------         ---------
Net Sales                               $31,707          $32,297            $30,450          $28,270         $122,724

Gross Profit                             11,835           12,333             10,952            9,888           45,008

EBITDA                                    4,889            5,220              1,898           (1,560)          10,447

Net Income                                2,343            2,524                 82           (2,667)           2,282
                                                                                                             --------
EPS /(1)/                                 $0.45          $  0.49            $  0.02           ($0.52)        $   0.44
                                                                                                             --------
Gross Margin                               37.3%            38.2%              36.0%            35.0%            36.7%
EBITDA Margin                              15.4%            16.2%               6.2%            -5.5%             8.5%
Net Margin                                  7.4%             7.8%               0.3%            -9.4%             1.9%

Notes:
------
/1)/  Assumes 5.2  million shares outstanding.
                                                         Budgeted Fiscal Year Ended January 31, 1999
                                       ----------------------------------------------------------------------------------------
                                          Q1                Q2                Q3               Q4             Total
                                        ------            ------            ------           ------         ---------
Net Sales                               $43,814         $44,734           $40,852            $29,946         $159,346

Gross Profit                             16,044          16,698            16,081             11,786           60,609

EBITDA                                    6,977           7,299             6,696              2,886           23,858

Net Income                                2,707           2,949             2,636                361            8,653
                                                                                                             --------
EPS/(1)/                                  $0.50           $0.55             $0.49              $0.07         $   1.60
                                                                                                             --------
Gross margin                               36.6%           37.3%             39.4%              39.4%            38.0%
EBITDA Margin                              15.9%           16.3%             16.4%               9.6%            15.0%
Net Margin                                  6.2%            6.6%              6.5%               1.2%             5.4%

Comparison to 1998
------------------
Sales Increase                             38.2%           38.5%             34.2%               5.9%            29.8%
Gross Profit Increase                      35.6%           35.4%             46.8%              19.2%            34.7%
EBITDA Increase                            42.7%           39.8%              NMF                NMF            128.4%
Net Income Increase                        15.5%           16.8%              NMF                NMF            279.2%

Notes:
------

/1)/ Assumes 5.4 million shares outstanding.

                    [LOGO OF GLOBAL MOTORSPORT GROUP, INC.]

                          COMPARABLE PUBLIC COMPANIES


------------------------------------------------------------------------------------------------------------------------------------
(Amounts in millions, except per share amounts)

MARKET VALUATION
-----------------------------------
                                       PRICE       MARKET       FY        LTM                   EQUITY VALUE MULTIPLES
                                                                                 ---------------------------------------------------
TICKER  COMPANY NAME                   4/9/98       CAP.       DATE       DATE   XLTM(1)          FY98          FY99          X BOOK
------------------------------------------------------------------------------------------------------------------------------------
CATALOG
BYL     BRYLANE INC                    $58.813      $1,021      1/97      10/97       25.6X        20.9X         18.0X        7.4X
CWTR    COLDWATER CREEK INC            $20.375        $206      2/97      11/97       23.4X        18.5X         15.4X        4.7X
LE      LANDS END INC                  $37.313      $1,158      1/97      10/97       22.3X        20.1X         17.7X        5.5X
LVC     LILLIAN VERNON CORP            $18.188        $171      2/97      11/97       18.9X        17.0X         13.9X        1.5X
DISTRIBUTION
GPC     GENUINE PARTS CO               $37.188      $6,649     12/97      12/97       19.6X        18.1X         16.7X        3.6X
GWW     GRAINGER (W W)INC             $102.750      $5,017     12/97      12/97       22.6X        20.1X         17.9X        3.9X
HERB    HERBALIFE INTL INC -CLA        $24.688        $718     12/97      12/97       13.6X        12.5X         10.9X        4.6X
PDCO    PATTERSON DENTAL CO            $30.750      $1,023      4/97       1/98       26.4X        25.0X         20.9X        5.2X
HSIC    SCHEIN HENRY INC               $42.000      $1,484     12/96      12/97       47.2X        28.6X         22.5X        3.6X
RECREATION/OTHER
BC      BRUNSWICK CORP                 $33.563      $3,339     12/96      12/97       15.5X        13.9X         12.2X        2.5X
ELY     CALLAWAY GOLF CO               $27.375      $2,044     12/96      12/97       14.0X        13.8X         11.7X        4.2X
EDEL    EDELBROCK CORP                 $18.750         $98      6/97      12/97       17.4X        12.8X         10.3X        1.7X
RAWL    RAWLINGS SPORTING GOODS INC    $14.875        $116      8/97      11/97       23.6X        17.7X         14.9X        2.8X
MOTORCYCLES
HDI     HARLEY DAVIDSON INC            $31.000      $4,710     12/96      12/97       27.4X        23.5X         19.9X        5.7X
                                                                                      ----------------------------------------------
                                       AVERAGE:     $1,983                            22.7X        18.8X         15.9X        4.1X
                                       MEDIAN:      $1,090                            22.5X        18.3X         16.1X        4.1X
                                                                                      ----------------------------------------------
CSTM    GLOBAL MOTORSPORT GROUP INC-
        CLEARY GULL (7)                $18.000         $97      1/97       1/98       19.1X        11.3X          9.7X        1.6X
------------------------------------------------------------------------------------------------------------------------------------

MARKET VALUATION
-------------------------------------
                                                  ENTERPRISE VALUE MULTIPLES                 EPS           PEG
                                         -------------------------------------------
TICKER COMPANY NAME                      X EBIT (3)       EBITDA (3)     X SALES (3)      GROWTH (4)    RATIO (5)
------------------------------------------------------------------------------------------------------------------------------------
CATALOG
BYL     BRYLANE INC                      23.7X            17.7X            1.13X            16.4%         127.9%
CWTR    COLDWATER CREEK INC              12.3X            10.2X            0.95X            20.0%          92.6%
LE      LANDS END INC                    13.5X            11.6X            1.05X            13.4%         149.3%
LVC     LILLIAN VERNON CORP              12.7X             9.4X            0.68X            22.4X          75.8X
DISTRIBUTION
GPC     GENUINE PARTS CO                 12.1X            10.9X            1.14X             8.3%         218.8%
GWW     GRAINGER (W W)INC                13.0X            10.8X            1.24X            12.5%         160.5%
HERB    HERBALIFE INTL INC -CLA           7.0X             6.2X            0.77X            15.2%          82.3%
PDCO    PATTERSON DENTAL CO              16.4X            14.7X            1.36X            19.5%         128.1%
HSIC    SCHEIN HENRY INC                 25.5X            20.7X            1.05X            27.2%         105.0%
RECREATION/OTHER
BC      BRUNSWICK CORP                   10.9X             7.6X            1.10X            14.0%          98.7%
ELY     CALLAWAY GOLF CO                  9.1X             8.4X            2.39X               NA          76.0%
EDEL    EDELBROCK CORP                    9.2X             6.7X            1.08X            24.7%          52.1%
RAWL    RAWLINGS SPORTING GOODS INC      15.7X            14.0X            1.15X            19.0%          93.0%
MOTORCYCLES
HDI     HARLEY DAVIDSON INC              18.3X            14.5X            2.80X            18.2%         129.2%
                                         -------------------------------------------      ------------------------
                                         14.2X            11.7X            1.28X            17.8%         113.5%
                                         12.9X            10.9X            1.11X            18.2%         101.9%
                                         -------------------------------------------      ------------------------
CSTM    GLOBAL MOTORSPORT GROUP INC-
        CLEARY GULL (7)                   8.6X             7.0X            1.04X            15.6%          72.0%
-------------------------------------------------------------------------------------------------------------------

NOTES:
---------
(1) Latest twelve months (LTM) primary EPS, excluding extraordinary items and discontinued operations.
(2) Based on I/B/E/S and Zacks Investment Research Reports.
(3) Numerator includes market value of equity plus most recent reported total debt minus cash.
(4) Equals estimated EPS growth from FY97 to FY98.
(5) Equal FY97 P/E ratio divided by (EPS growth multiplied by 100).
(6) LTM sales, EBIT, EBITDA and the balance sheet has been adjusted for the acquisition of Chrome Specialties.
(7) EBIT, EBITDA and Sales multiples are management's 1999 estimates.
    SOURCE: Factset Data Systems                                         4/16/98
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                    [Logo of Global Motorsport Group, Inc.]

                         CSTM STOCK STILL INEXPENSIVE

[Forward P/E graph reflecting Rolling 4-Quarter from 30-Oct-92 to 20-Mar-98 with 5-year Average of 14.7x]

 . $18.00 represents 12x the 1998 estimate of $1.60
 . 14.7x forward P/E implies $22.00 near term trading value

                    [Logo of Global Motorsport Group, Inc.]

                 NEAR-TERM EARNINGS POWER OF $1.85-$2.25/SHARE

                                        FISCAL 2000 EARNINGS POWER/(1)/
($ Thousands)                                      GROSS MARGIN
                                       --------------------------------
INCOME STATEMENT SUMMARY                 36.0%       38.0%       40.0%
Net Sales                              $175,000    $175,000    $175,000
Gross Profit                            $63,000     $66,500     $70,000
EBITDA                                  $22,750     $26,250     $29,750
Net Income                               $7,969     $10,069     $12,169

Free Cash Flow                           $8,991     $11,091     $13,191

Shares Outstanding                        5,377       5,377       5,377
Earnings Per Share                        $1.48       $1.87       $2.26

SELECTED FINANCIAL INFORMAITON
Gross Margin                             36.00%      38.00%      40.00%
EBITDA Margin                            13.00%      15.00%      17.00%
Net Margin                                4.55%       5.75%       6.95%

NOTES
-----

/(1)/ Assumes 10% sales growth, flat SG&A expense, $3.5 million capital expenditures and various gross margin assumptions.

                    [Logo of Global Motorsport Group, Inc.]

Global Motorsport Group, Inc., the members of its Board of Directors, and certain other employees of the Company may be deemed to be participants in the solicitation of proxies, as such terms are defined in the rules of the Securities and Exchange Commission. The Company's Board of Directors consists of the following persons: Joseph Piazza, President and Chief Executive Officer of the Company, James J. Kelly, Executive Vice President, Finance, Chief Financial Officer and Secretary of the Company, Joseph F. Keenan, Chairman of the Board and a private attorney, and Lionel M. Allan, President of Allan Advisors, Inc., a legal consulting firm. The Board currently beneficially owns in the aggregate approximately 4.7% of the Company's common stock.

                                     # # #